EXHIBIT 1
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               JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated as of May 6, 2002

                                PERSEUS-SOROS BIOPHARMACEUTICAL FUND, LP


                                By:  Perseus-Soros Partners, LLC,
                                     General Partner


                                By:  SFM Participation, LP,
                                     Managing Member


                                By:  SFM AH, Inc.
                                     General Partner


                                By:    /s/ Richard D. Holahan, Jr.
                                     --------------------------------
                                     Name:  Richard D. Holahan, Jr.
                                     Title: Secretary


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                                PERSEUS-SOROS PARTNERS, LLC


                                By:  SFM Participation, LP
                                     Managing Member


                                By:  SFM AH, Inc.
                                     General Partner


                                By:    /s/ Richard D. Holahan, Jr.
                                     --------------------------------
                                     Name:  Richard D. Holahan, Jr.
                                     Title:    Secretary


                                PERSEUS BIOTECH FUND PARTNERS, LLC


                                By:  Perseus EC, L.L.C.,
                                     Managing Member


                                By:  Perseuspur, LLC
                                     Member


                                By:    /s/ Rodd Macklin
                                     --------------------------------
                                     Name:  Rodd Macklin
                                     Title: Secretary and Treasurer


                                PERSEUS EC, L.L.C.


                                By:  Perseuspur, LLC
                                     Member


                                By:    /s/ Rodd Macklin
                                     --------------------------------
                                     Name:  Rodd Macklin
                                     Title: Secretary and Treasurer


                                PERSEUSPUR, LLC


                                By:    /s/ Rodd Macklin
                                     --------------------------------
                                     Name:  Rodd Macklin
                                     Title: Secretary and Treasurer


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                                MR. FRANK H. PEARL


                                By:    /s/ Frank H. Pearl
                                     --------------------------------
                                     Name:  Frank H. Pearl


                                SFM PARTICIPATION, LP


                                By:  SFM AH, Inc.
                                     General Partner


                                By:    /s/ Richard D. Holahan, Jr.
                                     --------------------------------
                                     Name:  Richard D. Holahan, Jr.
                                     Title: Secretary


                                SFM AH, INC.


                                By:    /s/ Richard D. Holahan, Jr.
                                     --------------------------------
                                     Name:  Richard D. Holahan, Jr.
                                     Title: Secretary


                                MR. GEORGE SOROS


                                By:    /s/ Richard D. Holahan, Jr.
                                     --------------------------------
                                     Name:  Richard D. Holahan, Jr.
                                     Title: Attorney-in-Fact


                                SOROS FUND MANAGEMENT LLC


                                By:    /s/ Richard D. Holahan, Jr.
                                     --------------------------------
                                     Name:  Richard D. Holahan, Jr.
                                     Title: Assistant General Counsel